Exhibit 10.15

Tyco International Ltd
2004 Stock and Incentive Plan (the “Plan”)

TERMS AND CONDITIONS

OF

OPTION AWARD

OPTION AWARD made in Princeton, New Jersey, as of [                ] (the “Grant Date”).

1.             Grant of Option.  Tyco International Ltd. (the “Company”) has granted you an Option to purchase Shares of Common Stock of the Company, as described in the grant notification letter issued to you (“Grant Letter”), subject to the provisions of these Terms and Conditions.  This Option is a Non-Qualified Option.

2.             Exercise Price.  The purchase price of the Shares covered by the Option is set forth in your Grant Letter.

3.             Vesting.  Except in the event of your Normal Retirement (Termination of Employment on or after age 60 if the sum of your age and full years of service with the Company is at least 70), Retirement (Termination of Employment on or after age 55 if the sum of your age and full years of service with the Company is at least 60), Termination of Employment, Death, Disability or a Change in Control, the Option will become exercisable in installments of one fourth (1/4) of the Shares specified in your Grant Letter per year over four (4) years.  Your vested right will be calculated on the anniversary of the Grant Date.  No credit will be given for periods following Termination of Employment, except as specifically provided herein.

4.             Term of Option.  Unless the Option has been terminated or cancelled on an earlier date, the Option must be exercised prior to the close of the New York Stock Exchange (“NYSE”) on the day prior to the 10th anniversary of the Grant Date.  If the NYSE is not open for business on the expiration date specified, the Option will expire at the close of the NYSE’s previous business day.

5.             Payment of Exercise Price.  You may pay the Exercise Price by cash, certified check, bank draft, wire transfer or postal or express money order. Alternatively, payment may be made by one or more of the following methods: (i) delivering to UBS Financial Services, or such other Stock Option Administrator as selected by the Company, a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly (within the typical settlement cycle for the sale of equity securities on the relevant trading market, or otherwise in accordance with Regulation T issued by the Federal Reserve Board) to the Company sale or loan proceeds adequate to satisfy the portion of the Exercise Price being so paid; (ii) if expressly approved by the Board of Directors, tendering to the Company (by physical delivery or attestation) certificates of Common Stock that you have held for six (6) months or longer (unless the Compensation and Human Resources Committee (the “Committee”), in its sole discretion, waives this 6-month period) that have an aggregate Fair Market Value as of the day prior to the date of exercise equal to the portion of the Exercise Price being so paid; or (iii) if such form of payment is expressly authorized by the Board of Directors or the Committee, instructing the Company to withhold Shares that would otherwise be issued were the Exercise Price to be paid in cash that have an aggregate Fair Market Value as of the date of exercise equal to the portion of the Exercise Price being so paid.  Notwithstanding the foregoing, you may not tender any form of payment that the Company determines, in its sole and absolute discretion, could violate any law or regulation. You are not required to purchase all Shares subject to the Option at one time, but you must pay the full Exercise Price for all Shares that you elect to purchase before they will be delivered.

6.             Exercise of Option.  Subject to these Terms and Conditions, the Option may be exercised by contacting (i) UBS Financial Services Inc. at [                  ] if calling from within the U.S. or [                  ] if calling from outside the U.S., or (ii) such other stock option administrator as is selected by the Company.  If the Option is exercised after your death, the Company will deliver Shares only after the Committee has determined that the person exercising the Option is the duly appointed executor or administrator of your estate or the person to whom the Option has been transferred by your will or by the applicable laws of descent and distribution.

7.             Retirement, Termination of Employment, Disability or Death.  The Option will vest and remain exercisable as set forth below (or as set forth in sections 8, 9 or 10 as applicable), in the case of Termination of Employment, Retirement, Normal Retirement, Disability or Death:

Event	Vesting	Exercise
Voluntary Termination of Employment (other than Retirement or Normal Retirement)	Unvested Awards are forfeited as of Termination of Employment.	Vested Awards expire on earlier of (i) original expiration date, or (ii) 90 days after Termination of Employment.

Involuntary Termination of Employment not for Cause	Unvested Awards are forfeited as of Termination of Employment, except as otherwise provided in sections 8, 9 or 10.	Vested Awards expire on earlier of (i) original expiration date, or (ii) 90 days after Termination of Employment, except as otherwise provided in sections 8, 9 or 10.

Termination of Employment for Cause	Unvested Awards are immediately forfeited as of Termination of Employment.	Vested Awards are immediately cancelled upon Termination of Employment.

Retirement (as defined in section 3)

Unvested Awards are forfeited if your Retirement occurs less than 12 months after the Grant Date. On or after the 1st anniversary of the Grant Date, Awards vest pro rata based on the number of full years of service you complete commencing on the Grant Date and ending on your Termination of Employment divided by the number of years required to achieve complete vesting (with an offset for shares previously vested).

Vested Awards expire earlier of (i) original expiration date, or (ii) 3 years after Termination of Employment.

Normal Retirement (as defined in section 3)

Unvested Awards are forfeited if your Normal Retirement occurs less than 12 months after the Grant Date. On or after the 1st anniversary of the Grant Date, Awards become fully vested as of your Termination of Employment.

Vested Awards expire earlier of (i) original expiration date, or (ii) 3 years after your Termination of Employment.

Disability or Death	Unvested Awards become fully vested as of your Termination of Employment.	Vested Awards expire earlier of (i) original expiration date, or (ii) 3 years after your Termination of Employment.

Termination of Employment means the date of cessation of an Employee’s employment relationship with the Company or a subsidiary for any reason, with or without Cause, as determined by the Company. The Severance & Retention Plan for Headquarters Group Move Program shall not apply to this Award.

8.             Change in Control.  In the event of a Change in Control of Tyco International Ltd.,  and your Change in Control Termination,  or a Termination of Employment by reason of a “Good Reason Resignation” which qualifies you for severance benefits under the Tyco International Ltd. Change in Control Severance Plan for Certain U. S. Officers and Executives (the “CIC Severance Plan”) within two (2) years following a Change in Control, your Option will immediately become fully vested.  Your Option will expire on the earlier of (i) the original expiration date or (ii) three (3) years from the effective date of your Change in Control

Termination or your Termination of Employment by reason of a Good Reason Resignation, as described in the preceding sentence.

9.             Termination of Employment as a Result of Divestiture or Outsourcing.  Notwithstanding any provision to the contrary in section 7, if your involuntary Termination of Employment other than for Cause is as a result of a Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement, your Option Award will vest on a pro-rata basis based on the following formula: (i) the number of whole months of service that you have completed from the Grant Date through the closing date of the applicable transaction divided by original number of months of the vesting period, times the difference between (a) the total number of shares awarded under the Option, and (b) the number of shares previous vested. The vested portion of your Option Award will expire on the earlier of the original expiration date of the Award or three (3) years after the date of your Termination of Employment.

Notwithstanding the foregoing, you shall not be eligible for such pro-rata vesting and extended expiration date if, (i) your Termination of Employment occurs on or prior to the closing date of such Disposition of Assets or Disposition of a Subsidiary, as applicable, or on such later date as is specifically provided in the applicable transaction agreement or related agreements, or on the effective date of such Outsourcing Agreement applicable to you (the “Applicable Employment Date”), and (ii) you are offered Comparable Employment with the buyer, successor company or outsourcing agent, as applicable, but do not commence such employment on the Applicable Employment Date.

For purposes of this section 9, “Comparable Employment” is defined as employment at a base salary rate and bonus target that is at least equal to the base salary rate and bonus target in effect immediately prior to your termination of employment and at a location that is no more than 50 miles from your job location in effect immediately prior to your termination of employment;  “Disposition of Assets” shall mean the disposition by the Company or a Subsidiary by which you are employed of all or a portion of the assets used by the Company or Subsidiary in a trade or business to an unrelated corporation or entity; “Disposition of a Subsidiary” shall mean the disposition by the Company or a Subsidiary of its interest in a subsidiary or controlled entity to an unrelated individual or entity, provided that such subsidiary or entity ceases to be an affiliated company as a result of such disposition; and “Outsourcing Agreement” shall mean a written agreement between the Company or a Subsidiary and an unrelated third party (“Outsourcing Agent”) pursuant to which (i) the Company transfers the performance of services previously performed by employees of the Company or Subsidiary to the Outsourcing Agent, and (ii) the Outsourcing Agent is obligated to offer employment to any employee whose employment is being terminated as a result of or in connection with said Outsourcing Agreement.

10.          Termination of Employment — Executives.  If (i) your Termination of Employment occurs twelve months or later after the Grant Date, (ii) upon your Termination of Employment you are a Section 16 Officer or employed in a job classification Band 1 or Band 2, and (iii) you are involuntarily terminated for reasons other than Cause, you will continue to vest in any portion of your Award that had not vested as of the date of your Termination of Employment for a period of twelve months following your termination date, and the vested portion of your Award will expire on the earlier of (i) the original expiration date of the Award or (ii) twelve months after the date of your Termination of Employment or such later date as is applicable under section 7.  If your Termination of Employment occurs less than twelve months after the Grant Date your unvested Options will be forfeited as of your Termination of Employment.

11.          Withholdings; Tax Recovery.  The Company will have the right, prior to the issuance or delivery of any Shares in connection with the exercise of the Option, to withhold or demand from you payment of the amount necessary to satisfy applicable tax requirements, as determined by the Committee.  The methods described in section 5 may also be used to pay your withholding tax obligation.

12.          Transfer of Option.  You may not transfer the Option or any interest in the Option except by will or the laws of descent and distribution.  Notwithstanding the foregoing, you may transfer the Option to members of your immediate family or to one or more trusts for the benefit of family members or to one or more partnerships in which the family members are the only partners, provided that (i) you do not receive any consideration for the transfer, (ii) you furnish the Committee or its designee with detailed written notice of the transfer at least three (3) business days in advance, and (iii) the Committee or its designee consents in writing.  For this purpose, “family member” means any spouse, children, grandchildren, parents, grandparents, siblings, nieces, nephews and grandnieces and grandnephews, including adopted, in-laws and step family members. Any Option transferred pursuant to this provision will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to transfer.  The Option may be exercised by the transferee only to the same extent that you could have exercised the Option had no transfer occurred.

13.          Covenant; Forfeiture of Award; Agreement to Reimburse Company.

(a)           If you have been terminated from employment for Cause, including without limitation a termination as a result of your violation of the Company’s Code of Ethical Conduct, any outstanding vested or unvested stock options shall be immediately rescinded and you will forfeit any rights you have with respect to those Options.  Furthermore, by not declining this Award you agree and promise immediately to deliver to the Company Shares (or, in the discretion of the Committee, cash) equal in value to the amount of any profit you realized upon an exercise of the Option during the period beginning six (6) months prior to your Termination of Employment for Cause and ending on the 6 month anniversary of your Termination of Employment for Cause, including, without limitation, a termination as a result of your violation of the Company’s Code of Ethical Conduct.

(b)           If the Committee determines, in its sole discretion, that at any time after the Grant Date and prior to the second anniversary of your Termination of Employment you (i) disclosed business confidential or proprietary information related to any business of the Company or Subsidiary or (ii) have entered into an employment or consultation arrangement (including any arrangement for employment or service as an agent, partner, stockholder, consultant, officer or director) with any entity or person engaged in a business, which arrangement would likely (in the sole judgment of the Committee) result in the disclosure of business confidential or proprietary information related to any business of the Company or a Subsidiary to a business that is competitive with any Company or Subsidiary business as to which you have had access to business strategic or confidential information, and the Committee has not approved the arrangement in writing, then any Option that you have not exercised (whether vested or unvested) will immediately be rescinded, and you will forfeit any rights you have with respect to these Options as of the date of the Committee’s determination.

14.          Adjustments.  In the event of any stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, the Committee shall adjust the number and kind of Shares covered by the Option, the Exercise Price and other relevant provisions to the extent necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be provided by the Option.  Any such determinations and adjustments made by the Committee will be binding on all persons.

15.          Restrictions on Exercise.  Exercise of the Option is subject to the conditions that, to the extent required at the time of exercise, (a) the Shares covered by the Option will be duly listed, upon official notice of issuance, on the NYSE, and (b) a Registration Statement under the Securities Act of 1933 with respect to the Shares will be effective or an exemption from registration will apply.  The Company will not be required to deliver any Common Stock until all applicable federal and state laws and regulations have been complied with and all legal matters in connection with the issuance and delivery of the Shares have been approved by the appropriate counsel of the Company.

16.          Disposition of Securities.  By not declining the Award, you acknowledge that you have read and understand the Company’s Insider Trading Policy, and are aware of and understand your obligations under federal securities laws with respect to trading in the Company’s securities, and you agree not to exercise your option at any time when doing so would result in a violation of securities law.  You also acknowledge that the Company will have the right to recover, or receive reimbursement for, any compensation or profit realized on the exercise of the Option or by the disposition of Shares received upon exercise of the Option to the extent that the Company has a right of recovery or reimbursement under applicable securities laws or under its pay recoupment policy.

17.          Plan Terms Govern.  The exercise of the Option, the disposition of any Shares received upon exercise of the Option, and the treatment of any gain on the disposition of these Shares are subject to the terms of the Plan and any rules that the Committee may prescribe.  The Plan document, as may be amended from time to time, is incorporated by reference into these Terms and Conditions.  Capitalized terms used in these Terms and Conditions have the meaning set forth in the Plan, unless otherwise stated in these Terms and Conditions.  In the event of any conflict between the terms of the Plan and the terms of these Terms and Conditions, the terms of the Plan will control.  By not declining the Award, you acknowledge receipt of the Plan, as in effect on the date of these Terms and Conditions.

18.          Personal Data.  To comply with applicable law and to administer the Plan and these Terms and Conditions properly, the Company and its agents may hold and process your personal data and/or sensitive personal data.  Such data includes, but is not limited to, the information provided in this grant package and any changes thereto, other appropriate personal and financial data about you, and information about your participation in the Plan and Shares obtained under the Plan from time to time.  By not declining the Award, you hereby give your explicit consent to the Company’s processing any such personal data and/or sensitive personal data, and you also hereby give your explicit consent to the Company’s transfer of any such personal data and/or sensitive personal data outside the country in which you work or reside and to the United States.  The legal persons for whom your personal data is intended include the Company and any of its Subsidiaries (or former Subsidiaries as are deemed necessary), the outside Plan administrator as selected by the Company from time to time, and any other person that the Company may find in its administration of the Plan to be appropriate.  You have the right to review and correct your personal data by contacting your local Human Resources Representative.  By not declining the Award, you understand and acknowledge that the transfer of the information outlined here is important to the administration of the Plan, and that failure to consent to the transmission of such information may limit or prohibit your participation in the Plan.

19.          No Contract of Employment or Promise of Future Grants.  By not declining the Award, you agree to be bound by these Terms and Conditions and acknowledge that the Award is granted at the sole discretion of the Company and is not considered part of any contract of employment with the Company or your ordinary or expected salary or other compensation, and that the Award will not be considered as part of such salary or compensation for purposes of any pension benefits or in the event of severance, redundancy or resignation.  If your employment with the Company or a Subsidiary is terminated for any reason, whether lawfully or unlawfully, you acknowledge and agree that you will not be entitled by way of damages for breach of contract, dismissal or compensation for loss of office or otherwise to any sum, shares or other benefits to compensate you for the loss or diminution in value of any actual or prospective rights, benefits or expectation under or in relation to the Plan.

20.          Limitations.  Nothing in these Terms and Conditions or the Plan gives you any right to continue in the employ of the Company or any of its Subsidiaries or to interfere in any way with the right of the Company or any Subsidiary to terminate your employment at any time.  Payment of Shares is not secured by a trust, insurance contract or other funding medium, and you do not have any interest in any fund or specific asset of the Company by reason of the Option.  You have no rights as a stockholder of the Company pursuant to the Option until Shares are actually delivered you.

21.          Incorporation of Other Agreements.  These Terms and Conditions and the Plan constitute the entire understanding between you and the Company regarding the Option.  These Terms and Conditions supercede any prior agreements, commitments or negotiations concerning the Option, except as otherwise provided in section 17 above.

22.          Severability.  The invalidity or unenforceability of any provision of these Terms and Conditions will not affect the validity or enforceability of the other provisions of these Terms and Conditions, which will remain in full force and effect.  Moreover, if any provision is found to be excessively broad in duration, scope or covered activity, the provision will be construed so as to be enforceable to the maximum extent compatible with applicable law.

By not declining this Award, you agree to and acknowledge the following:

(i)            you have carefully read, fully understand and agree to all of the terms and conditions described in these Terms and Conditions and the Plan; and

(ii)           you understand and agree that these Terms and Conditions and the Plan constitute a binding agreement between you and the Company and represent the entire understanding between you and the Company regarding the Option, and that any prior agreements, commitments or negotiations concerning the Option are replaced and superseded.

You will be deemed to consent to the application of the terms and conditions set forth in these Terms and Conditions and the Plan unless you contact Tyco International Ltd., c/o Equity Plan Administration, 9 Roszel Road, Princeton, NJ  08540 in writing within sixty (60) days of the date of these Terms and Conditions.  Notification of your non-consent will nullify this grant unless otherwise agreed to in writing by you and the Company.

Edward D. Breen
Chairman of the Board
and Chief Executive Officer,
Tyco International Ltd.

Tyco International Ltd.
2004 Stock and Incentive Plan (the “Plan”)

TERMS AND CONDITIONS

OF

PERFORMANCE SHARE UNIT AWARD

PERFORMANCE SHARE UNIT AWARD made in Princeton, New Jersey, as of [          ] (“Grant Date”).

1.             Grant of Award.  Tyco International Ltd. (“the Company”) has granted you Performance Share Units, as described in the grant notification letter issued to you (“Grant Letter”), subject to the provisions of these Terms and Conditions.  The Company will hold the Performance Share Units in a bookkeeping account on your behalf until they become payable or are forfeited or cancelled.

2.             Payment Amount.  Each Performance Share Unit represents the right to receive upon vesting, one (1) Share of Common Stock (as may be adjusted in accordance with section 5(b)).

3.             Form of Payment.  Your vested Performance Share Unit Award, determined in accordance with section 5, will be redeemed solely for Shares, subject to sections 15 and 16.

4.             Dividends.  For each Performance Share Unit that is outstanding, you will be credited with a Dividend Equivalent Unit (DEU) for any cash dividends distributed by the Company on Company Common Stock.  DEUs will be calculated at the same dividend rate paid to other holders of Common Stock.  DEUs will vest in accordance with the vesting schedule applicable to the underlying Units, shall be subject to adjustment based on the same performance measures applicable to the underlying units, and shall be payable at the same time that the underlying units are payable, and subject to the same award adjustment as the underlying units, as provided herein.

5.             (a) Vesting.  Subject to section 5(b), your Performance Share Unit Award will fully vest at the end of the Performance Cycle, as described in Appendix A, if you are then an active employee or qualify for any exception described herein. Any payment shall be made as soon as practicable following the end of the Performance Cycle.

(b)  Award Adjustment.  The target number of Performance Share Units specified in your Grant Letter shall be adjusted at the end of the Performance Cycle based on the level of attainment of the performance measures and satisfaction of the other terms and conditions described in Appendix A.  Such adjustment shall range from 0% to 200% of the target Award set forth in your Grant Letter.  The determination of the attainment of the performance measures and satisfaction of any other applicable terms and conditions will be made in the sole discretion of the Compensation and Human Resources Committee (the “Committee”).

6.             Termination of Employment.  Any Performance Share Units that have not been earned as of your Termination of Employment pursuant to sections 7 through 11 will immediately be forfeited, and your rights with respect to these Performance Share Units will end. Termination of Employment means the date of cessation of an Employee’s employment relationship with the Company or a subsidiary for any reason, with or without Cause, as determined by the Company.

7.             Death or Disability.  If your Termination of Employment is the result of your Death or Disability, you will earn a pro rata portion of your Award, if any, determined in accordance with section 5 above, based on the number of full months you have completed in the performance period applicable to the

Award. Any payment shall be made as soon as practicable following the end of the Performance Cycle and shall be subject to adjustment under section 5(b).

If you are deceased, the Company will make the payment, if any, to your estate as soon as practicable following the end of the Performance Cycle following your death.

8.             Retirement.  For purposes of this section 8, “Retirement” means Termination of Employment on or after age 55 if the sum of your age and full years of service with the Company is at least 60, and “Normal Retirement” means Termination of Employment on or after age 60 if the sum of your age and full years of service with the Company is at least 70.  If your employment with the Company terminates because of your Retirement or Normal Retirement less than 12 months after the Grant Date, your Performance Share Units will immediately be forfeited and your rights with respect to such Units will end.  If your employment with the Company terminates because of your Retirement twelve or more months after the Grant Date, you will earn a pro rata portion of your Award, if any Award is payable with respect to the Performance Cycle, determined in accordance with section 5 above, based on the number of full months you have completed in the Performance Cycle applicable to the Award.  Any unearned portion of your Award will immediately be forfeited and your rights with respect to such Units will end.  If your employment with the Company terminates because of your Normal Retirement twelve or more months after the Grant Date, your Award will be determined in accordance with section 5 above, as if you had continued active employment through the end of the Performance Cycle applicable to the Award. Any payment shall be made as soon as practicable following the end of the Performance Cycle.

9.             Change in Control.  In the event of a Change in Control of Tyco International Ltd, unless otherwise provided in this section 9, the terms and conditions applicable to your Award under this Agreement shall continue in effect, except that no adjustment shall be made under section 5(b).  Notwithstanding the preceding sentence, your Award shall vest and become immediately payable upon a Change in Control Termination, or a Termination of Employment by reason of a “Good Reason Resignation”, within two (2) years following a Change In Control, which qualifies you for severance benefits under the Tyco International Ltd. Change in Control Severance Plan for Certain U. S. Officers and Executives (the “CIC Severance Plan”).  Any Award payable pursuant to the preceding sentence shall be paid at the target number of Performance Share Units specified in your Grant Letter (and shall include any DEUs credited under section 4) as soon as practicable following your Change in Control Termination or Good Reason Resignation upon a Change in Control.  If prior to the Change in Control, you had satisfied the Retirement provisions of section 8 and terminated your employment because of your Retirement or Normal Retirement, or previously terminated employment as a result of Death or Disability as described in section 7, your Award (as determined under sections 7 and 8) shall be paid to you as soon as practicable following the Change in Control and no adjustment shall be made under section 5(b).

10.          Termination of Employment as a Result of Divestiture or Outsourcing.  Notwithstanding any provision to the contrary in sections 6 through 9, if your involuntary Termination of Employment other than for Cause is a result of a Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement, you will earn a pro rata portion of your Award, if any, as is determined in accordance with section 5 above, based on the number of full months of service you have completed in the Performance Cycle applicable to the Award through the closing date of the applicable transaction. Any payment shall be made as soon as practicable following the end of the Performance Cycle, and shall be subject to adjustment as described in section 5(b).

Notwithstanding the foregoing, you shall not earn any portion of your Award in accordance with the preceding paragraph if (i) your Termination of Employment occurs on or prior to the closing date of such Disposition of Assets or Disposition of a Subsidiary, as applicable, or on such later date as is specifically provided in the applicable transaction agreement, or on the effective date of such Outsourcing Agreement applicable to you, and (ii) you are offered Comparable Employment with the buyer, successor company or outsourcing agent, as applicable, but do not commence such employment on the Applicable Employment Date.

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For the purposes of this section 10, “Comparable Employment” is defined as employment at a base salary rate and bonus target that is at least equal to the base salary rate and bonus target in effect immediately prior to your termination of employment and at a location that is no more than 50 miles from your job location in effect immediately prior to your termination of employment; “Disposition of Assets” shall mean the disposition by the Company or a Subsidiary by which you are employed of all or a portion of the assets used by the Company or Subsidiary in a trade or business to an unrelated corporation or entity;  “Disposition of a Subsidiary” shall mean the disposition by the Company or a Subsidiary of its interest in a subsidiary or controlled entity to an unrelated individual or entity, provided that such subsidiary or entity ceases to be an affiliated company as a result of such disposition; and “Outsourcing Agreement” shall mean a written agreement between the Company or a Subsidiary and an unrelated third party (“Outsourcing Agent”) pursuant to which (i) the Company transfers the performance of services previously performed by employees of the Company or Subsidiary to the Outsourcing Agent, and (ii) the Outsourcing Agent is obligated to offer employment to any employee whose employment is being terminated as a result of or in connection with said Outsourcing Agreement.

11.          Termination of Employment with Severance Benefits.  If your Termination of Employment (i) occurs twelve months or more after the Grant Date, (ii) is for a reason other than individual performance, and (iii) you are eligible to receive severance benefits under a severance plan maintained by the Company or a Subsidiary or an employment agreement, your Award will  immediately be forfeited and your rights with respect to these Performance Share Units will end, unless the severance plan or agreement expressly provides that you may earn a pro rata portion your Award, if any, determined in accordance with section 5 above, based on the number of full months you have completed in the Performance Cycle applicable to the Award. Any payment shall be made as soon as practicable following the end of the Performance Cycle subject to adjustment as described in section 5(b). Notwithstanding the foregoing, the Severance & Retention Plan for Headquarters Group Move Program shall not apply to this Award.

12.          Withholdings.  The Company will have the right, prior to any issuance or delivery of Shares based on your Performance Share Units, to withhold or require from you payment of the amount necessary to satisfy applicable tax requirements, as determined by the Committee.  If you have not satisfied your tax withholding requirements in a timely manner, the Company will have the right to sell the number of Shares from your Award necessary to generate proceeds sufficient to satisfy such requirements.  In addition, the Company shall have the right, if so provided under applicable law, to recover any taxes relating to this Award that the Company or any of its affiliates pays on your behalf.

13.          Transfer of Award.  You may not transfer any interest in Performance Share Units except by will or the laws of descent and distribution.  Any other attempt to dispose of your interest in Performance Share Units will be null and void.

14.          Covenant; Forfeiture of Award; Agreement to Reimburse Company.

(a)           If you have been terminated from employment for Cause, including without limitation a termination as a result of your violation of the Company’s Code of Ethical Conduct, any unearned Performance Share Units shall be immediately rescinded and you will forfeit any rights you have with respect to such Units.  Furthermore, by not declining this Performance Share Unit Award, you hereby agree and promise immediately to deliver to the Company the number of Shares (or, in the discretion of the Committee, the cash value of said shares) you received for Performance Share Units during the period beginning six (6) months prior to your Termination of Employment for Cause and ending on the later of (i) the second anniversary of your Termination of Employment for Cause, Termination of Employment for Cause including, without limitation, a termination as a result of your violation of the Company’s Code of Ethical Conduct, or (ii) 60 days following the end of the applicable Performance Cycle.

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(b)           If the Committee determines, in its sole discretion, that at any time after the Grant Date and prior to the second anniversary of your Termination of Employment you (i) disclosed business confidential or proprietary information related to any business of the Company or Subsidiary or (ii) have entered into an employment or consultation arrangement (including any arrangement for employment or service as an agent, partner, stockholder, consultant, officer or director) with any entity or person engaged in a business, which arrangement would likely (in the sole judgment of the Committee) result in the disclosure of business confidential or proprietary information related to any business of the Company or a Subsidiary to a business that is competitive with any Company or Subsidiary business as to which you have had access to business strategic or confidential information, and the Committee has not approved the arrangement in writing, then any unearned Performance Share Units will immediately be rescinded, and you will forfeit any rights you have with respect to these Performance Share Units as of the date of the Committee’s determination.

15.          Adjustments.  In the event of any stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, the Committee shall adjust the number and kind of Shares covered by the Performance Share Units and other relevant provisions to the extent necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be provided by the Performance Share  Units.  Any such determinations and adjustments made by the Committee will be binding on all persons.

16.          Restrictions on Payment of Shares.  Payment of Shares for your Performance Share Units is subject to the conditions that, to the extent required at the time of vesting, (a) the Shares underlying the Performance Share Units will be duly listed, upon official notice of redemption, on the NYSE, and (b) a Registration Statement under the Securities Act of 1933 with respect to the Shares will be effective.  The Company will not be required to deliver any Common Stock until all applicable federal and state laws and regulations have been complied with and all legal matters in connection with the issuance and delivery of the Shares have been approved by the appropriate counsel of the Company.

17.          Disposition of Securities.  By not declining the Award, you acknowledge that you have read and understand the Company’s Insider Trading Policy, and are aware of and understand your obligations under federal securities laws in respect of trading in the Company’s securities.  You also acknowledge that the Company will have the right to recover, or receive reimbursement for, any compensation or profit realized on the disposition of Shares received for Performance Share Units to the extent that the Company has a right of recovery or reimbursement under applicable securities laws or under its pay recoupment policy.

18.          Plan Terms Govern.  The redemption of Performance Share Units, the disposition of any Shares received for Performance Share Units, and the treatment of any gain on the disposition of these Shares are subject to the terms of the Plan and any rules that the Committee may prescribe.  The Plan document, as may be amended from time to time, is incorporated by reference into these Terms and Conditions.  Capitalized terms used in these Terms and Conditions have the meaning set forth in the Plan, unless otherwise stated in these Terms and Conditions.  In the event of any conflict between the terms of the Plan and the terms of these Terms and Conditions, the terms of the Plan will control.  By not declining the Award, you acknowledge receipt of the Plan and the prospectus, as in effect on the date of these Terms and Conditions.

19.          Personal Data.  To comply with applicable law and to administer the Plan and these Terms and Conditions properly, the Company and its agents may hold and process your personal data and/or sensitive personal data.  Such data includes, but is not limited to, the information provided in this grant package and any changes thereto, other appropriate personal and financial data about you, and information about your participation in the Plan and Shares obtained under the Plan from time to time.  By not declining the Award, you hereby give your explicit consent to the Company’s processing any such personal data and/or sensitive personal data, and you also hereby give your explicit consent to the Company’s transfer of any such personal

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data and/or sensitive personal data outside the country in which you work or reside and to the United States.  The legal persons for whom your personal data is intended include the Company and any of its Subsidiaries (or former Subsidiaries as are deemed necessary), the outside Plan administrator as selected by the Company from time to time, and any other person that the Company may find in its administration of the Plan to be appropriate.  You have the right to review and correct your personal data by contacting your local Human Resources Representative.  By not declining the Award, you understand and acknowledge that the transfer of the information outlined here is important to the administration of the Plan, and that failure to consent to the transmission of such information may limit or prohibit your participation in the Plan.

20.          No Contract of Employment or Promise of Future Grants.  By not declining the Award, you agree to be bound by these Terms and Conditions and acknowledge that the Award is granted at the sole discretion of the Company and is not considered part of any contract of employment with the Company or your ordinary or expected salary or other compensation, and that the Award will not be considered as part of such salary or compensation for purposes of any pension benefits or in the event of severance, redundancy or resignation.  If your employment with the Company or a Subsidiary is terminated for any reason, whether lawfully or unlawfully, you acknowledge and agree that you will not be entitled by way of damages for breach of contract, dismissal or compensation for loss of office or otherwise to any sum, shares or other benefits to compensate you for the loss or diminution in value of any actual or prospective rights, benefits or expectation under or in relation to the Plan.

21.          Limitations.  Nothing in these Terms and Conditions or the Plan gives you any right to continue in the employ of the Company or any of its Subsidiaries or to interfere in any way with the right of the Company or any Subsidiary to terminate your employment at any time.  Payment of your Performance Share Units is not secured by a trust, insurance contract or other funding medium, and you do not have any interest in any fund or specific asset of the Company by reason of this Award or the account established on your behalf.  You have no rights as a stockholder of the Company pursuant to the Performance Share Units until Shares are actually delivered to you.

22.          Incorporation of Other Agreements.  These Terms and Conditions (including Appendix A) and the Plan constitute the entire understanding between you and the Company regarding the Performance Share Units.  These Terms and Conditions supersede any prior agreements, commitments or negotiations concerning the Performance Share Units, except as otherwise provided in section 18 above.

23.          Severability.  The invalidity or unenforceability of any provision of these Terms and Conditions will not affect the validity or enforceability of the other provisions of the Agreement, which will remain in full force and effect.  Moreover, if any provision is found to be excessively broad in duration, scope or covered activity, the provision will be construed so as to be enforceable to the maximum extent compatible with applicable law.

24.          Delayed Payment.  Notwithstanding anything in these Terms and Conditions to the contrary, if the Company determines that you  are a “specified employee” within the meaning of Section 409A(a)(2)(B) of the United States Internal Revenue Code and the regulations thereunder, and  you become entitled to payment of Performance Units on account of your Termination of Employment, such payment shall be delayed until six (6) months following your Termination of Employment if the Company reasonably determines that your Award is subject to the provisions of Section 409A of the United States Internal Revenue Code and the regulations thereunder.  Your Award shall continue to be credited with Dividend Equivalent Units during any such six (6) month delay period.

25.          Section 409A.  Payments under the Plan may be subject to Section 409A of the Internal Revenue Code. The Committee may make such modifications to these Terms and Conditions as it deems necessary or appropriate to comply with Section 409A.

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By not declining this Award, you agree to and acknowledge the following:

(i)            you have carefully read, fully understand and agree to all of the terms and conditions described in these Terms and Conditions and the Plan; and

(ii)           you understand and agree that these Terms and Conditions and the Plan constitute a binding agreement between you and the Company and represent the entire understanding between you and the Company regarding the Award, and that any prior agreements, commitments or negotiations concerning the Performance Share Units are replaced and superseded.

You will be deemed to consent to the application of the terms and conditions set forth in these Terms and Conditions and the Plan unless you contact Tyco International Ltd., c/o Equity Plan Administration, 9 Roszel Road, Princeton, NJ  08540 in writing within sixty (60) days of the date of these Terms and Conditions.  Notification of your non-consent will nullify this grant unless otherwise agreed to in writing by you and the Company.

Edward D. Breen
Chairman of the Board
and Chief Executive Officer,
Tyco International, Ltd.

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Tyco International Ltd.
2004 Stock and Incentive Plan (the “Plan”)

TERMS AND CONDITIONS

OF

RESTRICTED UNIT AWARD

RESTRICTED UNIT AWARD made in Princeton, New Jersey, as of [              ] (the “Grant Date”).

1.             Grant of Award.  Tyco International Ltd. (the “Company) has granted you Restricted Units, as described in the grant notification letter that was issued to you (“Grant Letter”), subject to the provisions of these Terms and Conditions.  The Company will hold the Restricted Units in a bookkeeping account on your behalf until they become payable or are forfeited or cancelled.

2.             Payment Amount.  Each Restricted Unit represents the right to receive, upon vesting, one (1) Share of Common Stock.

3.             Form of Payment.  Vested Restricted Units will be redeemed solely for Shares, subject to sections 14 and 15.

4.             Dividends.  For each Restricted Unit that remains outstanding, you will be credited with a Dividend Equivalent Unit (DEU) for any cash dividends distributed by the Company on Company Common Stock.  DEUs will be calculated at the same dividend rate paid to other holders of Common Stock.  DEUs will vest in accordance with the vesting schedule applicable to the underlying Units and shall be payable at the same time that the underlying units are payable as provided herein.

5.             Vesting.  Except in the event of your Normal Retirement (Termination of Employment on or after age 60 if the sum of your age and full years of service with the Company is at least 70), Retirement (Termination of Employment on or after age 55 if the sum of your age and full years of service with the Company is at least 60), Termination of Employment, Death or Disability or a Change in Control, your Restricted Units will vest in installments of one fourth (1/4) of the Shares specified in your Grant Letter per year over four (4) years. Your vested right will be calculated on the anniversary of the Grant Date.  No credit will be given for periods following Termination of Employment, except as specifically provided herein. Except as otherwise provided in these Terms and Conditions, any payment shall be made to you as soon as practicable following the vesting date set forth in this section 5.

6.             Termination of Employment.  In connection with your Termination of Employment for a reason other than as described in sections 7, 8, 9 or 10 below, any Restricted Units that have not vested as of your Termination of Employment will immediately be forfeited, and your rights with respect to such Units will end. “Termination of Employment” means the date of cessation of an Employee’s employment relationship with the Company or a Subsidiary

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for any reason, with or without Cause, as determined by the Company. The Severance & Retention Plan for Headquarters Group Move Program shall not apply to this Award.

7.             Death or Disability.  If your Termination of Employment is the result of your Death or Disability, your Award will become fully vested as of your Termination of Employment.  In the event that your Termination of Employment is a result of your Death, the Company will make a payment to your estate within 90 days following your death.  In the event that your Termination of Employment is a result of your Disability, any payment shall be made to you as soon as practicable following your Termination of Employment.

8.             Retirement.  If your Termination of Employment is the result of your Retirement or Normal Retirement (as defined in section 5) less than twelve months after the Grant Date, your Restricted Units will immediately be forfeited and your rights with respect to such Units will end. If your Termination of Employment is a result of your Retirement twelve or more months after the Grant Date, your Restricted Units will vest pro rata (in full year increments) based on the following formula: the number of whole years of service that you have completed from the Grant Date through your Date of Termination divided by the original number of years of the vesting period, times the difference between (a) the total number of shares awarded under the Grant and (b) the number of shares previously vested.  Any unearned portion of your Award will immediately be forfeited and your rights with respect to such Units will end.  If your Termination of Employment is a result of your Normal Retirement, your Restricted Units will immediately become fully vested. Any payment shall be made to you as soon as practicable following your Termination of Employment (adjusted to reflect any payments previously made to you under section 5).

9.             Change in Control.  In the event of a Change in Control of Tyco International Ltd., and your Change in Control Termination or a Termination of Employment by reason of a “Good Reason Resignation” which qualifies you for severance benefits under the Tyco International Change in Control Severance Plan for Certain U. S. Officers and Executives (the “CIC Severance Plan”) within two (2) years following a Change in Control, Restricted Units will immediately become fully vested and payment shall be made as soon as practicable following such Change in Control Termination or Good Reason Resignation.

10.          Termination of Employment as a Result of Divestiture or Outsourcing.  Notwithstanding any provision to the contrary in sections 6 through 9, if your involuntary Termination of Employment other than for Cause is as a result of a Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement, your Restricted Unit Award will vest pro rata (in full-month increments) based on the following formula: the number of whole months of service that you have completed from the Grant Date through the closing date of the applicable transaction divided by the original number of months of the vesting period, times the difference between (a) the total number of shares awarded under the Grant and (b) the number of shares previously vested.  Any payment shall be made to you as soon as practicable following the date you vest.

Notwithstanding the foregoing, you shall not be eligible for such pro-rata vesting if, (i) your Termination of Employment occurs on or prior to the closing date of such Disposition of Assets or Disposition of a Subsidiary, as applicable, or on such later date as is specifically

2

provided in the applicable transaction agreement or related agreements, or on the effective date of such Outsourcing Agreement applicable to you (the “Applicable Employment Date”), and (ii) you are offered Comparable Employment with the buyer, successor company or outsourcing agent, as applicable, but do not commence such employment on the Applicable Employment Date.

For the purposes of this section 10, “Comparable Employment” shall mean employment at a base salary rate and bonus target that is at least equal to the base salary rate and bonus target in effect immediately prior to your termination of employment and at a location that is no more than 50 miles from your job location in effect immediately prior to your termination of employment; “Disposition of Assets” shall mean the disposition by the Company or a Subsidiary by which you are employed of all or a portion of the assets used by the Company or Subsidiary in a trade or business to an unrelated corporation or entity; “Disposition of a Subsidiary” shall mean the disposition by the Company or a Subsidiary of its interest in a subsidiary or controlled entity to an unrelated individual or entity, provided that such subsidiary or entity ceases to be an affiliated company as a result of such disposition; and “Outsourcing Agreement” shall mean a written agreement between the Company or a Subsidiary and an unrelated third party (“Outsourcing Agent”) pursuant to which (i) the Company transfers the performance of services previously performed by employees of the Company or Subsidiary to the Outsourcing Agent, and (ii) the Outsourcing Agent is obligated to offer employment to any employee whose employment is being terminated as a result of or in connection with said Outsourcing Agreement.

11.          Withholdings; Tax Recovery.  The Company will have the right, prior to any issuance or delivery of Shares on your Restricted Units, to withhold or require from you payment of the amount necessary to satisfy applicable tax requirements, as determined by the Compensation and Human Resources Committee (the “Committee”).  If you have not satisfied your tax withholding requirements in a timely manner, the Company will have the right to sell the number of Shares from your Award necessary to generate proceeds sufficient to satisfy such requirements. In addition, the Company shall have the right, if so provided under local law, to recover any taxes relating to this Award that the Company or any affiliate pays on your behalf.

12.          Transfer of Award.  You may not transfer any interest in Restricted Units except by will or the laws of descent and distribution.  Any other attempt to dispose of your interest in Restricted Units will be null and void.

13.          Forfeiture of Award; Confidentiality; Non-Competition; Non-Solicitation; Agreement to Reimburse Company.

(a) If you have been terminated from employment for Cause, including without limitation a termination as a result of your violation of the Company’s Code of Ethical Conduct, any unvested Restricted Units shall be immediately rescinded and you will forfeit any rights you have with respect to such Units. Furthermore, by accepting this Award and not declining this Award, you agree and promise immediately to deliver to the Company the number of Shares (or, in the discretion of the Committee, the cash value of said shares) you received for Restricted Units that vested or were delivered during the period beginning six (6) months prior to your Termination of Employment for Cause and ending on the 6-month anniversary of your

3

Termination of Employment for Cause, including, without limitation, a termination as a result of your violation of the Company’s Code of Ethical Conduct.

(b) You agree that during your employment with the Company or its Subsidiaries, and thereafter, you will not disclose confidential or proprietary information, or trade secrets, related to any business of the Company or the Subsidiary.  Except as prohibited by law, you agree that during your employment with the Company or its Subsidiaries, and for the one (1) year period following your Termination of  Employment for any reason, you will not directly or indirectly, own, manage, operate, control (including indirectly through a debt or equity investment), provide services to, or be employed by, any person or entity engaged in any business that is (i) located in a region with respect to which you had substantial responsibilities while employed by the Company or its Subsidiaries, and (ii) competitive, with (A) the line of business or businesses of the Company or its Subsidiaries that you were employed with during your employment (including any prospective business to be developed or acquired that was proposed at the date of termination), or (B) any other business of the Company or its Subsidiaries with respect to which you had substantial exposure during such employment.

Except as prohibited by law, you further agree that during your employment with the Company or its Subsidiaries, and for the two (2) year period thereafter, you will not, directly or indirectly, on your own behalf or on behalf of another (i) solicit, recruit, aid or induce any employee of the Company or any of its Subsidiaries to leave their employment with the Company or its Subsidiaries in order to accept employment with or render services to another person or entity unaffiliated with the Company or its Subsidiaries, or hire or knowingly take any action to assist or aid any other person or entity in identifying or hiring any such employee, or (ii) solicit, aid, or induce any customer of the Company or any of its Subsidiaries to purchase goods or services then sold by the Company or its Subsidiaries from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such customer, or (iii) otherwise interfere with the relationship of the Company or any of its Subsidiaries with any of its employees, customers, agents, or representatives.

Irreparable injury will result to the Company, and to its business, in the event of a breach by you of any of your covenants and commitments under this Agreement, including the covenants of non-competition and non-solicitation.  Therefore, in the event of a breach of such covenants and commitments, in the sole discretion of the Company, any of your unvested Restricted Units shall be immediately rescinded and you will forfeit any rights you have with respect to such Units. Furthermore, by accepting the award, and not declining the award, in the event of such a breach, upon demand by the Company, you hereby agree and promise immediately to deliver to the Company the number of Shares (or, in the discretion of the Committee, the cash value of said shares) you received for Restricted Units that vested or were delivered during the period beginning six (6) months prior to your Termination of Employment and ending on the six (6) month anniversary of your Termination of Employment.  In addition, the Company reserves all rights to seek any and all remedies and damages permitted under law, including, but not limited to, injunctive relief, equitable relief and compensatory damages.

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14.          Adjustments.  In the event of any stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, the Committee shall adjust the number and kind of Shares covered by the Restricted Units and other relevant provisions to the extent necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be provided by the Restricted Units.  Any such determinations and adjustments made by the Committee will be binding on all persons.

15.          Restrictions on Payment of Shares.  Payment of Shares for your Restricted Units is subject to the conditions that, to the extent required at the time of delivery, (a) the Shares underlying the Restricted Units will be duly listed, upon official notice of redemption, on the NYSE, and (b) a Registration Statement under the Securities Act of 1933 with respect to the Shares will be effective.  The Company will not be required to deliver any Common Stock until all applicable federal and state laws and regulations have been complied with and all legal matters in connection with the issuance and delivery of the Shares have been approved by the appropriate counsel of the Company.

16.          Disposition of Securities.  By accepting the Award and not declining the Award, you acknowledge that you have read and understand the Company’s Insider Trading Policy, and are aware of and understand your obligations under federal securities laws in respect of trading in the Company’s securities.  You also acknowledge that the Company will have the right to recover, or receive reimbursement for, any compensation or profit realized on the disposition of Shares received for Restricted Units to the extent that the Company has a right of recovery or reimbursement under applicable securities laws or under its pay recoupment policy.

17.          Plan Terms Govern.  The redemption of Restricted Units, the disposition of any Shares received for Restricted Units, and the treatment of any gain on the disposition of these Shares are subject to the terms of the Plan and any rules that the Committee may prescribe.  The Plan document, as may be amended from time to time, is incorporated by reference into these Terms and Conditions.  Capitalized terms used in these Terms and Conditions have the meaning set forth in the Plan, unless otherwise stated in these Terms and Conditions.  Except with respect to the choice of law provision, in the event of any conflict between the terms of the Plan and the terms of these Terms and Conditions, the terms of the Plan will control.  By accepting the Award and not declining the Award, you acknowledge receipt of the Plan and the prospectus, as in effect on the date of these Terms and Conditions.

18.          Personal Data.  To comply with applicable law and to administer the Plan and these Terms and Conditions properly, the Company and its agents may hold and process your personal data and/or sensitive personal data.  Such data includes, but is not limited to, the information provided in this grant package and any changes thereto, other appropriate personal and financial data about you, and information about your participation in the Plan and Shares obtained under the Plan from time to time.  By accepting the Award and not declining the Award, you hereby give your explicit consent to the Company’s processing any such personal data and/or sensitive personal data, and you also hereby give your explicit consent to the Company’s transfer of any such personal data and/or sensitive personal data outside the country

5

in which you work or reside and to the United States.  The legal persons for whom your personal data is intended include the Company and any of its Subsidiaries (or former Subsidiaries as are deemed necessary), the outside Plan administrator as selected by the Company from time to time, and any other person that the Company may find in its administration of the Plan to be appropriate.  You have the right to review and correct your personal data by contacting your local Human Resources Representative.  By accepting the Award and not declining the Award, you understand and acknowledge that the transfer of the information outlined here is important to the administration of the Plan, and that failure to consent to the transmission of such information may limit or prohibit your participation in the Plan.

19.          No Contract of Employment or Promise of Future Grants.  By accepting the Award and not declining the Award, you agree to be bound by these Terms and Conditions and acknowledge that the Award is granted at the sole discretion of the Company and is not considered part of any contract of employment with the Company or your ordinary or expected salary or other compensation, and that the Award will not be considered as part of such salary or compensation for purposes of any pension benefits or in the event of severance, redundancy or resignation.  If your employment with the Company or a Subsidiary is terminated for any reason, whether lawfully or unlawfully, you acknowledge and agree that you will not be entitled by way of damages for breach of contract, dismissal or compensation for loss of office or otherwise to any sum, shares or other benefits to compensate you for the loss or diminution in value of any actual or prospective rights, benefits or expectation under or in relation to the Plan.

20.          Limitations.  Nothing in these Terms and Conditions or the Plan gives you any right to continue in the employ of the Company or any of its Subsidiaries or to interfere in any way with the right of the Company or any Subsidiary to terminate your employment at any time.  Payment of your Restricted Units is not secured by a trust, insurance contract or other funding medium, and you do not have any interest in any fund or specific asset of the Company by reason of this Award or the account established on your behalf.  You have no rights as a stockholder of the Company pursuant to the Restricted Units until Shares are actually delivered to you.

21.          Incorporation of Other Agreements.  These Terms and Conditions and the Plan constitute the entire understanding between you and the Company regarding the Restricted Units.  These Terms and Conditions supercede any prior agreements, commitments or negotiations concerning the Restricted Units, except as otherwise provided in section 17 above.

22.          Severability.  The invalidity or unenforceability of any provision of these Terms and Conditions will not affect the validity or enforceability of the other provisions of the Agreement, which will remain in full force and effect.  Moreover, if any provision is found to be excessively broad in duration, scope or covered activity, the provision will be construed so as to be enforceable to the maximum extent compatible with applicable law.

23.          Delayed Payment.  Notwithstanding anything in these Terms and Conditions to the contrary, if the Company determines that you are a “specified employee” within the meaning of Section 409A(a)(2)(B) of the United States Internal Revenue Code and the regulations thereunder, and you become entitled to payment of Restricted Units on account of your Termination of Employment, such payment shall be delayed until six (6) months following your

6

Termination of Employment if the Company reasonably determines that your Award is subject to the provisions of Section 409A of the United States Internal Revenue Code and the regulations thereunder.  Your Award shall continue to be credited with Dividend Equivalent Units during any such six (6) month delay period.

24.          Compliance with Section 409A.  Payments under the Plan may be subject to Section 409A of the Internal Revenue Code. The Committee may make such modifications to these Terms and Conditions as it deems necessary or appropriate to comply with Section 409A.

25.          Governing Law.  The validity, interpretation, construction and performance of these Terms and Conditions shall be governed by the laws of the state of New Jersey without reference to principles of conflicts of laws that would direct the application of the law of any other jurisdiction.

26.          Acceptance of Terms and Conditions.  By physically acknowledging this Award you agree to and acknowledge the following:

(i)            you have carefully read, fully understand and agree to all of the terms and conditions described in these Terms and Conditions;

(ii)           you understand and agree that these Terms and Conditions constitute a binding agreement between you and the Company and represent the entire understanding between you and the Company regarding the Award, and that any prior agreements, commitments or negotiations concerning the Restricted Units are replaced and superseded;

(iii)          you acknowledge the authority of the Committee to administer and interpret these Terms and Conditions and the terms and conditions set forth in the Plan; and

(iv)          you acknowledge that these Terms and Conditions contain a noncompetition provision that may impact your ability to perform certain services in the future.

Failure to affirmatively reject this Award before December 11, 2010 will result in your immediate and automatic acceptance of this Award and the Terms and Conditions under which this Award is governed, including the noncompetition provision contained therein.  You must therefore reject this Award or acknowledge these Terms and Conditions by returning the enclosed Acceptance Form to Tyco International Ltd., c/o Equity Plan Administration, 9 Roszel Road, Princeton, NJ  08540 including your written signature within ninety (90) days of the date of these Terms and Conditions.  Notification of your rejection will nullify this grant unless otherwise agreed to in writing by you and the Company.

Edward D. Breen
Chairman of the Board
and Chief Executive Officer,
Tyco International, Ltd.

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